Inventories, Net Of Customer Advances (Tables)	12 Months Ended
Dec. 31, 2018
Inventory, Net [Abstract]
Schedule Of Inventories	The following table presents the components of other inventories, net of customer advances as of December 31, 2018 and 2017.

	December 31,
	2018	2017
Cost incurred on long-term contracts in progress(1)	$620,350	$612,763
Raw materials	455,517	342,274
Advances to suppliers and subcontractors	87,788	57,726
	1,163,655	1,012,763
Less -
Cost incurred on contracts in progress deducted from customer advances	—	34,523
Advances received from customers(2)	—	52,596
Provision for losses on long-term contracts	21,659	22,690
	$1,141,996	$902,954

(1)
Costs incurred to fulfill a contract in advance of the contract being awarded are included in inventories as work-in-process if the Company determines that those costs relate directly to a contract or to an anticipated contract that can be specifically identified and contract award is probable, the costs generate or enhance resources that will be used in satisfying performance obligations, and the costs are recoverable (referred to as pre-contract costs). Pre-contract costs that are initially capitalized in inventory are generally recognized as cost of revenues consistent with the transfer of control of the products and services to the customer. All other pre-contract costs, including start-up costs, are expensed as incurred. As of December 31, 2018 and 2017, $108,627 and $107,207 of pre-contract costs were included in inventory, respectively.

(2)
In 2017, the Company transferred legal title of inventories to certain customers as collateral for advances received. Advances are allocated to the relevant inventories on a per-project basis. In cases where advances are in excess of the inventories, the net amount is presented in contract liabilities (customer advances) (see Note 14).